                                 Financial Data
                      Second Quarter & Year Ended June 30
              (All figures in thousands except per share amounts)
                                  (Unaudited)



-------------------------------------------------------------------------------

                                 Three Months Ended       Twelve Months Ended
                                       June 30                  June 30
                                 1997(a)      1996       1997(a)        1996
                               -----------  --------  -------------  ----------
-------------------------------------------------------------------------------

Total operating revenues       $284,000     $293,357  $1,219,904     $1,232,387

Net income                     $ 46,778     $ 38,972  $  189,736     $  175,254

Average number of common
shares outstanding               77,394       77,392      77,275         77,514

Earnings per share of
common stock                   $   0.61     $   0.50  $     2.46     $     2.27

Dividend declared per share
of common stock                $   0.34     $   0.32  $     1.34     $     1.26

(a)  Reflects 9c per share gain from sale of Chester Engineers.

-------------------------------------------------------------------------------
Duquesne Light Company, an electric utility, is the largest of the DQE subsidiaries, and had the following sales in millions of kilowatt-hours for the periods indicated.

Direct Sales:

     Residential                    697          743       3,253          3,477
     Commercial                   1,338        1,393       5,663          5,810
     Industrial                     875          793       3,382          3,245
     Other                           20           20          83             83
                                  -----        -----      ------         ------

     Total sales to customers     2,930        2,949      12,381         12,615
                                  =====        =====      ======         ======




July 25, 1997

[LOGO of DQE]
STATEMENT OF INCOME

----------------------------------------------------------------------------------------------------------------------------------
(Thousands of Dollars)                        Three Months                 Six Months                 Twelve Months
                                              Ended June 30       %       Ended June 30       %       Ended June 30          %
(Unaudited)                                 1997        1996     Chg    1997        1996     Chg    1997        1996        Chg
----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues:
Sales of Electricity:
   Customers-Net                          $250,522   $258,896   -3%   $514,540   $524,066    -2%  $1,065,653  $1,092,825     -2%
   Utilities                                 6,289     15,077  -58%     15,020     31,042   -52%      42,270      62,488    -32%
----------------------------------------------------------------------------------------------------------------------------------
Total Sales of Electricity                 256,811    273,973   -6%    529,560    555,108    -5%   1,107,923   1,155,313     -4%
Other                                       27,189     19,384   40%     58,024     38,767    50%     111,981      77,074     45%
----------------------------------------------------------------------------------------------------------------------------------
       Total Operating Revenues            284,000    293,357   -3%    587,584    593,875    -1%   1,219,904   1,232,387     -1%
----------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
    Fuel and purchased power                50,516     58,695  -14%     102,170   117,860   -13%     221,234     241,904     -9%
    Other operating and maintenance         99,432     90,608   10%     198,813   181,543    10%     394,633     372,250      6%
    Depreciation and amortization           58,546     55,827    5%     113,720   112,808     1%     223,840     216,164      4%
    Taxes other than income taxes           19,875     20,842   -5%      40,433    42,963    -6%      83,444      88,380     -6%
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                   228,369    225,972    1%     455,136   455,174    -0%     923,151     918,698      0%
----------------------------------------------------------------------------------------------------------------------------------

Operating Income                            55,631     67,385   -17%    132,448   138,701    -5%     296,753     313,689     -5%
Other income                                42,451     16,817   152%     60,952    31,640    93%     103,102      57,619     79%
Interest and other charges                 (29,029)   (26,673)    9%    (57,709)  (52,376)   10%    (115,603)   (104,727)    10%
----------------------------------------------------------------------------------------------------------------------------------

Income Before Income Taxes                  69,053     57,529    20%    135,691   117,965    15%     284,252     266,581      7%
Income Taxes                                22,275     18,557    20%     43,816    36,688    19%      94,516      91,327      3%
----------------------------------------------------------------------------------------------------------------------------------

Net Income                                 $46,778    $38,972    20%    $91,875   $81,277    13%    $189,736    $175,254      8%
==================================================================================================================================

Average No. of Common Shares (000)          77,394     77,392            77,341    77,490             77,275      77,514
==================================================================================================================================

Earnings Per Share of Common Stock           $0.61      $0.50    22%      $1.19     $1.05    13%       $2.46       $2.27      8%
==================================================================================================================================

Dividends Declared Per Share                 $0.34      $0.32     6%      $0.68     $0.64     6%       $1.34       $1.26      6%
==================================================================================================================================

Actual No. of Common Shares (000)           77,409     77,188            77,409    77,188             77,409      77,188
==================================================================================================================================


[LOGO OF DQE]
OPERATING STATISTICS

____________________________________________________________________________________________________
(Thousands)                                               Three Months Ended
                                                                June 30                     Percent
                                                    _________________________________
(Unaudited)                                               1997           1996               Change
____________________________________________________________________________________________________
KILOWATT-HOUR SALES:
Electric Utility Customers:
  Residential                                                 697,408        743,416          -6.2%
  Commercial                                                1,337,912      1,392,451          -3.9%
  Industrial                                                  874,993        792,514          10.4%
  Miscellaneous                                                20,339         20,487          -0.7%
_____________________________________________________________________________________
    Sales to Electric Utility Customers                     2,930,652      2,948,868          -0.6%
Sales to Other Utilities                                      381,820        818,277         -53.3%
_____________________________________________________________________________________
TOTAL SALES                                                 3,312,472      3,767,145         -12.1%
=====================================================================================

OPERATING REVENUES:
Electric Utility Customers:
  Residential                                                 $87,884        $92,954          -5.5%
  Commercial                                                  112,671        117,602          -4.2%
  Industrial                                                   48,373         46,722           3.5%
  Miscellaneous                                                 4,344          4,368          -0.5%
_____________________________________________________________________________________
  Gross Revenues from Electric Utility Customers              253,272        261,646          -3.2%
  Provision For Doubtful Accounts Receivable                   (2,750)        (2,750)          0.0%
_____________________________________________________________________________________
Revenues from Electric Utility Customers                      250,522        258,896          -3.2%
Sales to Other Utilities                                        6,289         15,077         -58.3%
Other                                                          27,189         19,384          40.3%
_____________________________________________________________________________________
TOTAL OPERATING REVENUES                                     $284,000       $293,357          -3.2%
=====================================================================================


____________________________________________________________________________________________________
(Thousands)                                              Twelve Months Ended
                                                                June 30                     Percent
                                                    _________________________________
(Unaudited)                                               1997           1996               Change
____________________________________________________________________________________________________
KILOWATT-HOUR SALES:
Electric Utility Customers:
  Residential                                               3,253,188      3,476,535          -6.4%
  Commercial                                                5,662,904      5,810,097          -2.5%
  Industrial                                                3,381,783      3,244,523           4.2%
  Miscellaneous                                                83,038         83,481          -0.5%
_____________________________________________________________________________________
    Sales to Electric Utility Customers                    12,380,913     12,614,636          -1.9%
Sales to Other Utilities                                    2,482,921      3,407,059         -27.1%
_____________________________________________________________________________________
TOTAL SALES                                                14,863,834     16,021,695          -7.2%
=====================================================================================

OPERATING REVENUES:
Electric Utility Customers:
  Residential                                                $399,198       $422,666          -5.6%
  Commercial                                                  466,736        477,018          -2.2%
  Industrial                                                  192,788        189,262           1.9%
  Miscellaneous                                                17,511         17,521          -0.1%
_____________________________________________________________________________________
  Gross Revenues from Electric Utility Customers            1,076,233      1,106,467          -2.7%
  Provision For Doubtful Accounts Receivable                  (10,580)       (13,642)        -22.4%
_____________________________________________________________________________________
Revenues from Electric Utility Customers                    1,065,653      1,092,825          -2.5%
Sales to Other Utilities                                       42,270         62,488         -32.4%
Other                                                         111,980         77,074          45.3%
_____________________________________________________________________________________
TOTAL OPERATING REVENUES                                   $1,219,903     $1,232,387          -1.0%
=====================================================================================

[LOGO OF DQE]
BALANCE SHEET

________________________________________________________________________________________________
(Thousands of Dollars)
                                                  June 30           December 31         Percent
(Unaudited)                                        1997                1996             Change
________________________________________________________________________________________________
ASSETS:
Current Assets                                     $554,850            $622,228          -10.8%
Long-Term Investments                               698,822             518,689           34.7%
Property, Plant and Equipment                     4,747,557           4,787,470           -0.8%
Accumulated Depreciation
 and Amortization                                (2,004,294)         (1,969,945)           1.7%
________________________________________________________________________________
  Property, Plant and
   Equipment-Net                                  2,743,263           2,817,525           -2.6%
Regulatory Tax Receivable                           370,420             394,131           -6.0%
Unamortized Debt Costs                               90,586              93,299           -2.9%
Deferred Rate Synchronization Costs                  39,339              41,446           -5.1%
Other Regulatory Assets                             104,989             107,940           -2.7%
Other Non-Current Assets                             51,868              43,734           18.6%
________________________________________________________________________________
  Total Assets                                   $4,654,137          $4,638,992            0.3%
=============================================================================

LIABILITIES AND CAPITALIZATION:
Current Liabilities                                $303,581            $260,562           16.5%
Deferred Income Taxes-Net                           761,130             759,089            0.3%
Deferred Investment Tax Credits                     101,991             106,201           -4.0%
Obligations Under Capital Leases                     22,768              28,407          -19.9%
Deferred Income                                     174,913             189,293           -7.6%
Other Liabilities                                   278,476             240,763           15.7%
________________________________________________________________________________
Total Liabilities                                 1,642,859           1,584,315            3.7%
________________________________________________________________________________

Capitalization:
________________________________________________________________________________

Long-term debt                                    1,356,364           1,439,746           -5.8%
________________________________________________________________________________

Preferred and Preference Stock                      224,238             223,072            0.5%
________________________________________________________________________________

Common Shareholders' Equity:
 Common stock (no par)                              989,747             990,502           -0.1%
 Retained earnings                                  814,674             777,607            4.8%
 Less treasury stock (at cost)                     (373,745)           (376,250)          -0.7%
________________________________________________________________________________
  Total Common Shareholders' Equity               1,430,676           1,391,859            2.8%
________________________________________________________________________________

  Total Capitalization                            3,011,278           3,054,677           -1.4%
________________________________________________________________________________

________________________________________________________________________________
   Total Liabilities and Capitalization          $4,654,137          $4,638,992            0.3%
================================================================================